UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2009

GOLDEN POND HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33798	26-0183099
(Commission File Number)	(IRS Employer Identification Number)

1120 Post Road, 3rd Floor

Darien, CT 06820

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 202-3850

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth below under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On October 22, 2009, the Board of Directors of Golden Pond Healthcare, Inc. (the “Company”) adopted and approved the Company’s proposed plan of liquidation (the “Plan of Liquidation”). A copy of the form of Plan of Liquidation is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference. As of the close of business, Eastern time, on November 5, 2009, the Company’s share transfer books will close and the NYSE Amex will suspend trading on November 6, 2009. Because the Company did not consummate a business combination within the time frame required by its certificate of incorporation and the terms of its initial public offering, the Company is required to liquidate and dissolve. The Company will begin the process of liquidating and dissolving itself in accordance with its certificate of incorporation and applicable Delaware law.

The Company expects to liquidate the amounts held in its trust account, which consist of proceeds from the Company’s initial public offering, together with the deferred portion of the underwriter’s fees and interest (net of applicable taxes). Payable upon presentation, liquidating distributions will be made to holders of shares of the Company’s common stock (excluding shares issued prior to the Company’s initial public offering). Stockholders whose stock is held in “street name” through a broker will automatically receive payment through the Depository Trust Company. The liquidating distribution is expected to be approximately $7.88 per share. No payments will be made with respect to any of the Company’s outstanding warrants or shares of common stock that were acquired prior to the Company’s initial public offering.

The Company will file a Certificate and Notice of Termination of Registration on Form 15 with the Securities and Exchange Commission for the purpose of deregistering its securities under the Securities and Exchange Act of 1934, as amended. As a result, the Company will no longer be a public reporting company and its securities will cease trading on the NYSE Amex.

On November 3, 2009, the Company also issued a press release announcing that, in accordance with its amended and restated certificate of incorporation and applicable law, its corporate existence will terminate on November 6, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Form of Plan of Liquidation of Golden Pond Healthcare, Inc.
99.1	Press Release dated November 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN POND HEALTHCARE, INC.

Date: November 3, 2009	By:	/S/ STEPHEN F. WIGGINS
	Name:	Stephen F. Wiggins
	Title:	Chairman of the Board and President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Form of Plan of Liquidation of Golden Pond Healthcare, Inc.

99.1	Press Release dated November 3, 2009